Exhibit 10.1
AMENDMENT NO. 2 TO LOAN AGREEMENT
     This Amendment No. 2 (the “Amendment”) dated as of November 30, 2009, is between Bank of America, N.A. (the “Bank”) and Newport Corporation (the “Borrower”).
RECITALS
     A. The Bank and the Borrower entered into a certain Loan Agreement dated as of January 2, 2008 as amended by Amendment No. 1 dated December 1, 2008.
     B. The Bank and the Borrower desire to amend the Agreement.
AGREEMENT
     1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.
     2. Amendments. The Agreement is hereby amended as follows:
2.1	In Paragraph 1.1(a), the amount “Five Million and 00/100 Dollars ($5,000,000.00)” is changed to “Three Million and 00/100 Dollars ($3,000,000.00).”

2.2	Paragraph 1.2 is hereby amended to read in its entirety as follows:

“1.2 Availability Period. The line of credit is available between the date of this Agreement and December 1, 2010, or such earlier date as the availability may terminate as provided in this Agreement (the ‘Expiration Date’).

The availability period for this line of credit will be considered renewed if and only if the Bank has sent to the Borrower a written notice of renewal for the line of credit (the ‘Renewal Notice’). If this line of credit is renewed, it will continue to be subject to all the terms and conditions set forth in this Agreement except as modified by the Renewal Notice. If this line of credit is renewed, the term ‘Expiration Date’ shall mean the date set forth in the Renewal Notice as the Expiration Date and the same process for renewal will apply to any subsequent renewal of this line of credit. A renewal fee may be charged at the Bank’s option. The amount of the renewal fee will be specified in the Renewal Notice.”

2.3	In Paragraph 3.1(a), the amount “Five Million and 00/100 Dollars ($5,000,000.00)” is changed to “Three Million and 00/100 Dollars ($3,000,000.00).”
     3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound, and (d) if the Borrower is a business entity or a trust, this Amendment is within the Borrower’s powers, has been duly authorized, and does not conflict with any of the Borrower’s organizational papers.
     4. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.
     5. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     6. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.
This Amendment is executed as of the date stated at the beginning of this Amendment.

BANK:

Bank of America, N.A.

By:	/s/ Mary Beatty

Name:	Mary Beatty
Title:	Vice President

BORROWER(S):

Newport Corporation

By:	/s/ Charles F. Cargile

Name:	Charles F. Cargile
Title:	Senior Vice President and
Chief Financial Officer

By:	/s/ Jeffrey B. Coyne

Name:	Jeffrey B. Coyne
Title:	Senior Vice President and
General Counsel